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                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                             (Amendment No. ____)

                         Filed by the Registrant [   ]
               Filed by a Party other than the Registrant [ X  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                            Capital Re Corporation
                ----------------------------------------------
               (Name of Registrant as Specified in its Charter)


    -----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

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            SUPPLEMENT TO PROXY STATEMENT OF CAPITAL RE CORPORATION/
               PROSPECTUS OF ACE LIMITED, DATED SEPTEMBER 3, 1999

   Due to technical difficulties, the accompanying proxy statement/prospectus and form of proxy are first being mailed on September 8, 1999. In addition, the special meeting of Capital Re Corporation's stockholders to vote on the merger between Capital Re and ACE Limited has been rescheduled to 10:00 a.m. on Thursday, October 7, 1999 and will be held at the offices of Capital Re, 1325 Avenue of the Americas, New York, New York. Except as provided above, there are no other changes to the information contained in the proxy statement/prospectus.